UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
  ___________________________________
FORM 8-K
 ___________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 13, 2024
  ___________________________________
VAREX IMAGING CORPORATION
(Exact name of registrant as specified in its charter)
 ___________________________________

Delaware
(State or other jurisdiction of incorporation or organization)
001-37860	81-3434516
(Commission File Number)	(I.R.S. Employer Identification Number)

1678 S. Pioneer Road, Salt Lake City, Utah	84104
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (801) 972-5000
Not Applicable
(Former name or former address, if changed since last report)
 ___________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	VREX	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b - 2 of the Securities Exchange Act of 1934. Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a material Definitive Agreement.

On December 13, 2024, Varex Imaging Corporation (the “Company”) entered into Amendment No. 2 to Revolving Credit and Guaranty Agreement (the Amendment”), which amends the Revolving Credit and Guaranty Agreement, dated as of March 26, 2024 (the “Credit Agreement”), each by and among the Company, Varex Imaging West, LLC, a Delaware limited liability company, Varex Imaging Deutschland AG, a German stock corporation, the other Loan Parties (as defined in the Credit Agreement) party thereto, the financial institutions party thereto (collectively, the “Lenders” and each individually, a “Lender”), and Zions Bancorporation, N.A. DBA Zions First National Bank (“Zions”), in its capacity as administrative agent and collateral agent for the Lenders. The Amendment, among other things, permits the Company to issue the Additional Notes (as defined below), as further described in Item 8.01 below.

The foregoing description of the Amendment is a summary and is qualified in its entirety by reference to the Amendment, a copy of which is attached hereto as Exhibit 10.1 and which is incorporated herein by reference.

Item 8.01 Other Events

On December 16, 2024, the Company announced the offering and pricing of its 7.875% senior secured notes due 2027 in an aggregate principal amount of $125 million (the “Additional Notes”) in a transaction exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Subject to customary closing conditions, the Additional Notes will be issued as additional notes under the Indenture dated as of September 30, 2020 (to be amended and supplemented by a supplemental indenture) (the “Indenture”), pursuant to which the Company previously issued $300 million aggregate principal amount of 7.875% senior secured notes due 2027 of which $243 million is currently outstanding (the “Existing Notes”), and will be part of the same issue as the Existing Notes under the Indenture.

Copies of the press releases issued in connection with the foregoing are attached to this Current Report on Form 8-K as Exhibits 99.1 and 99.2 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Exhibit Description

10.1
Amendment No. 2 to Revolving Credit and Guaranty Agreement, among the Company, Varex Imaging West, LLC, Varex Imaging Deutschland AG, the other Loan Parties party thereto and Zions Bancorporation, N.A. DBA Zions First National Bank.

99.1	Press Release dated December 16, 2024 announcing a private offering of the Additional Notes

99.2	Press Release dated December 17, 2024 announcing the pricing of the Additional Notes.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VAREX IMAGING CORPORATION

Dated: December 17, 2024	By:	/s/ KIMBERLEY E. HONEYSETT
Kimberley E. Honeysett
Senior Vice President, Chief Legal Officer and Corporate Secretary